UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON BW INTERNATIONAL OPPORTUNITIES BOND FUND

FORM N-Q

MARCH 31, 2014

LEGG MASON BW INTERNATIONAL OPPORTUNITIES BOND FUND

Schedule of investments (unaudited)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 85.2%
Australia - 9.5%
New South Wales Treasury Corp., Senior Notes	5.000%	8/20/24	8,185,000	AUD	$7,895,435
Queensland Treasury Corp., Senior Bonds	6.250%	2/21/20	5,980,000	AUD	6,202,838
Queensland Treasury Corp., Senior Notes	6.000%	7/21/22	2,110,000	AUD	2,173,991

Total Australia					16,272,264

Brazil - 4.7%
Federative Republic of Brazil, Notes	10.000%	1/1/21	10,915,000	BRL	4,270,613
Federative Republic of Brazil, Notes	10.000%	1/1/23	9,825,000	BRL	3,758,277

Total Brazil					8,028,890

Hungary - 3.7%
Hungary Government Bond, Bonds	5.500%	2/12/16	1,068,000,000	HUF	4,954,376
Hungary Government Bond, Bonds	7.500%	11/12/20	272,000,000	HUF	1,386,297

Total Hungary					6,340,673

Indonesia - 3.8%
Republic of Indonesia, Senior Bonds	8.375%	3/15/24	15,200,000,000	IDR	1,379,842
Republic of Indonesia, Senior Bonds	9.000%	3/15/29	35,100,000,000	IDR	3,227,114
Republic of Indonesia, Senior Bonds	8.750%	2/15/44	22,600,000,000	IDR	1,988,649

Total Indonesia					6,595,605

Italy - 10.7%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	5.000%	8/1/39	11,720,000	EUR	18,339,203	(a)

Malaysia - 3.5%
Federation of Malaysia, Senior Bonds	4.048%	9/30/21	4,715,000	MYR	1,444,677
Federation of Malaysia, Senior Bonds	3.480%	3/15/23	15,470,000	MYR	4,516,937

Total Malaysia					5,961,614

Mexico - 14.1%
United Mexican States, Bonds	8.500%	5/31/29	95,200,000	MXN	8,538,883
United Mexican States, Bonds	8.500%	11/18/38	70,620,000	MXN	6,303,699
United Mexican States, Bonds	7.750%	11/13/42	113,160,000	MXN	9,296,490

Total Mexico					24,139,072

New Zealand - 3.7%
Government of New Zealand, Senior Bonds	5.500%	4/15/23	6,790,000	NZD	6,288,001

Poland - 4.4%
Republic of Poland, Bonds	4.000%	10/25/23	23,025,000	PLN	7,483,361

Portugal - 6.1%
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.950%	10/25/23	3,830,000	EUR	5,703,596	(a)
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.100%	4/15/37	3,685,000	EUR	4,727,975	(a)

Total Portugal					10,431,571

South Africa - 3.5%
Republic of South Africa, Bonds	6.750%	3/31/21	19,375,000	ZAR	1,701,789
Republic of South Africa, Bonds	6.500%	2/28/41	59,365,000	ZAR	4,235,620

Total South Africa					5,937,409

South Korea - 4.3%
Republic of Korea, Senior Bonds	5.750%	9/10/18	5,813,500,000	KRW	6,050,447
Republic of Korea, Senior Bonds	3.375%	9/10/23	1,409,300,000	KRW	1,313,102

Total South Korea					7,363,549

Turkey - 1.4%
Republic of Turkey, Bonds	6.500%	1/7/15	5,190,000	TRY	2,352,806

See Notes to Schedule of Investments.

LEGG MASON BW INTERNATIONAL OPPORTUNITIES BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
United Kingdom - 11.8%
United Kingdom Gilt, Bonds	2.750%	1/22/15	8,795,000	GBP	$14,937,934	(a)
United Kingdom Gilt, Bonds	4.250%	3/7/36	2,850,000	GBP	5,359,531	(a)

Total United Kingdom					20,297,465

TOTAL SOVEREIGN BONDS (Cost - $141,265,424)					145,831,483

CORPORATE BONDS & NOTES - 7.9%
FINANCIALS - 7.6%
Banks - 5.5%
ANZ New Zealand International Ltd., Senior Notes	0.714%	4/27/17	640,000		641,453	(a)(b)
Dexia Credit Local SA, Senior Notes	0.537%	11/13/15	3,385,000		3,385,298	(a)(b)
Erste Abwicklungsanstalt, Senior Notes	0.434%	6/7/16	1,400,000		1,403,016	(a)(b)
Nederlandse Waterschapsbank NV, Senior Notes	0.437%	10/18/16	4,095,000		4,097,600	(a)(b)

Total Banks					9,527,367

Capital Markets - 0.9%
Macquarie Group Ltd., Senior Notes	1.236%	1/31/17	1,520,000		1,520,217	(a)(b)

Diversified Financial Services - 1.2%
Svensk Exportkredit AB, Senior Notes	0.414%	6/12/17	2,060,000		2,062,429	(b)

TOTAL FINANCIALS					13,110,013

INDUSTRIALS - 0.2%
Airlines - 0.2%
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	150,000	GBP	276,966	(a)

UTILITIES - 0.1%
Electric Utilities - 0.1%
Viridian Group FundCo II, Senior Secured Notes	11.125%	4/1/17	109,000	EUR	168,183	(a)

TOTAL CORPORATE BONDS & NOTES (Cost - $13,495,503)					13,555,162

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.7%
TDA CAM Fondo de Titulizacion de Activos, 2008 A (Cost - $4,506,453)	0.418%	2/26/49	3,772,817	EUR	4,519,253	(a)(b)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $159,267,380)					163,905,898

SHORT-TERM INVESTMENTS - 4.0%
Underlying Fund Investments - 4.0%
State Street Institutional Liquid Reserves Fund (Cost - $6,820,321)	0.080%		6,820,321		6,820,321

TOTAL INVESTMENTS - 99.8% (Cost - $166,087,701#)					170,726,219
Other Assets in Excess of Liabilities - 0.2%					396,190

TOTAL NET ASSETS - 100.0%					$171,122,409

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real

See Notes to Schedule of Investments.

LEGG MASON BW INTERNATIONAL OPPORTUNITIES BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
PLN	— Polish Zloty
EUR	— Euro
TRY	— Turkish Lira
ZAR	— South African Rand

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason BW International Opportunities Bond Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Notes to Schedule of Investments (unaudited) (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$145,831,483	—	$145,831,483
Corporate bonds & notes	—	13,555,162	—	13,555,162
Collateralized mortgage obligations	—	4,519,253	—	4,519,253

Total long-term investments	—	$163,905,898	—	$163,905,898

Short-term investments†	$6,820,321	—	—	6,820,321

Total investments	$6,820,321	$163,905,898	—	$170,726,219

Other financial instruments:
Forward foreign currency contracts	—	$1,007,631	—	$1,007,631

Total	$6,820,321	$164,913,529	—	$171,733,850

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$1,130,096	—	$1,130,096

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or to gain currency exposure where the Fund did not hold that country’s bonds. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward

Notes to Schedule of Investments (unaudited) (continued)

foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of March 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,130,096. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(h) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,237,097
Gross unrealized depreciation	(2,598,579)

Net unrealized appreciation	$4,638,518

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Indonesian Rupiah	JPMorgan Chase Bank	29,440,000,000	$2,581,550	4/24/14	$149,276
Polish Zloty	Citibank, N.A.	19,060,000	6,294,007	4/25/14	36,128
Euro	HSBC Bank USA, N.A.	3,690,000	5,083,159	5/7/14	64,759
Australian Dollar	Morgan Stanley & Co. Inc.	4,120,000	3,810,425	5/12/14	136,003
Australian Dollar	Morgan Stanley & Co. Inc.	3,440,000	3,181,520	5/12/14	90,852
Australian Dollar	Morgan Stanley & Co. Inc.	2,230,000	2,062,439	5/12/14	5,899
Australian Dollar	Morgan Stanley & Co. Inc.	1,840,000	1,701,743	5/12/14	3,994
Australian Dollar	UBS AG	600,000	554,916	5/12/14	16,447
Chilean Peso	HSBC Bank USA, N.A.	2,666,000,000	4,829,176	6/6/14	116,431
Chilean Peso	HSBC Bank USA, N.A.	394,000,000	713,224	6/13/14	11,344
Chilean Peso	HSBC Bank USA, N.A.	369,000,000	667,968	6/13/14	13,713
British Pound	Citibank, N.A.	1,360,000	2,266,049	6/16/14	24,408
British Pound	HSBC Bank USA, N.A.	1,290,000	2,149,414	6/16/14	22,242
Indian Rupee	Barclays Bank PLC	440,000,000	7,234,016	6/18/14	165,175
Indian Rupee	Barclays Bank PLC	55,000,000	904,252	6/18/14	21,852
Chilean Peso	HSBC Bank USA, N.A.	707,500,000	1,277,444	7/11/14	49,572
Chilean Peso	HSBC Bank USA, N.A.	415,000,000	749,314	7/11/14	27,825
Chilean Peso	HSBC Bank USA, N.A.	679,000,000	1,224,147	7/28/14	15,233
Chilean Peso	HSBC Bank USA, N.A.	375,000,000	676,076	7/28/14	2,826

					973,979

Contracts to Sell:
Indonesian Rupiah	JPMorgan Chase Bank	29,440,000,000	2,581,550	4/24/14	(20,437)
Polish Zloty	Citibank, N.A.	3,720,000	1,228,421	4/25/14	2,204
Polish Zloty	Citibank, N.A.	15,340,000	5,065,586	4/25/14	(99,980)
Euro	Citibank, N.A.	3,250,000	4,477,037	5/7/14	28,831
Euro	Citibank, N.A.	9,990,000	13,761,723	5/7/14	(265,233)
Euro	HSBC Bank USA, N.A.	890,000	1,226,019	5/7/14	2,617
Euro	UBS AG	1,460,000	2,011,223	5/7/14	(312)
Australian Dollar	HSBC Bank USA, N.A.	160,000	147,978	5/12/14	(3,721)
Australian Dollar	HSBC Bank USA, N.A.	170,000	157,226	5/12/14	(5,856)
Australian Dollar	HSBC Bank USA, N.A.	650,000	601,159	5/12/14	(10,338)
Australian Dollar	Morgan Stanley & Co. Inc.	180,000	166,475	5/12/14	(4,429)
Australian Dollar	Morgan Stanley & Co. Inc.	710,000	656,651	5/12/14	(25,411)
Australian Dollar	Morgan Stanley & Co. Inc.	15,260,000	14,113,370	5/12/14	(512,131)
British Pound	HSBC Bank USA, N.A.	5,220,000	8,697,631	6/16/14	(28,229)
New Zealand Dollar	Citibank, N.A.	6,780,000	5,848,028	6/17/14	(147,980)
New Zealand Dollar	JPMorgan Chase Bank	380,000	327,766	6/17/14	(6,039)

					(1,096,444)

Net unrealized loss on open forward foreign currency contracts					$(122,465)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2014.

	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Total
Foreign Exchange Risk	$1,007,631	$(1,130,096)	$(122,465)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended March 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$27,807,047
Forward foreign currency contracts (to sell)	52,897,161

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014